CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Pinnacle Resources, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the amendment to the Company's Quarterly Report on Form 10-QSB for the three months ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Glen R. Gamble
                                     Glen R. Gamble
                     President & Chief Executive Officer

November 19, 2004




                          CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Pinnacle Resources, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the amendment to the Company's Annual Report on Form 10-QSB for the three months ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                     /s/ Robert A. Hildebrand
                         Robert A. Hildebrand
                         Chief Financial Officer



November 19, 2004